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                                  EXHIBIT 99.2

          CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

















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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Grand Central Financial Corp. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, John A. Rife, Executive Vice President and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

                                     /s/ John A. Rife
                                     -------------------------------------------
                                     John A. Rife
                                     Executive Vice President and Chief
                                     Financial Officer


Date: March 28, 2003